UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
___________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   May 10, 2010

EMERALD DAIRY INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-52174	80-0137632
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

11990 Market Street, Suite 205 Reston, Virginia 20190
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:           (703) 867-9247

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 10, 2010, Emerald Dairy, Inc., a Nevada corporation (the “Company”), entered into a second amendment (the “Second Amendment”) to a purchase agreement the Company originally entered into in connection with its November 2008 private placement (“November 2008 Offering”) of a promissory note in the principal amount of $500,000, as previously amended on November 10, 2009 (the “Amended Note”).  Pursuant to the Second Amendment:

•	On May 11, 2010, the Company paid the holder of the Amended Note (the “Investor”) $75,000, representing the full amount of accrued and unpaid interest due on the Amended Note as of May 10, 2010;

•
The Company agreed that within thirty (30) days it will repay to the Investor the full $500,000 principal amount due under the Amended Note, plus additional interest, at a rate of 15% per annum, accrued from May 10, 2010 through the date of repayment; and

•
As additional consideration for entering into the Second Amendment, the Company agreed to issue to the Investor a total of (a) 5,000 restricted shares of the Company’s common stock, if the full amount due under the Amended Note is repaid to the Investor on or before May 25, 2010; or (b) 10,000 restricted shares of the Company’s common stock, if the full amount due under the Amended Note is repaid to the Investor after May 25, 2010, but on or before June 9, 2010.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Second Amendment, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to the disclosure set forth under Item 1.01 above, which disclosure is incorporated herein by reference.

Item. 3.02.	Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Item 1.01 above, which disclosure is incorporated herein by reference.

The Company believes that the issuance of its shares of common stock to the Investor in connection with the transaction described above will be exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2), and/or Regulation D promulgated thereunder, as transactions by an issuer not involving a public offering.

Item 9.01.	Financial Statements and Exhibits

(d)  Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Form 8-K.

Exhibit No.	Description
10.1	Second Amendment to Securities Purchase Agreement, dated May 10, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERALD DAIRY INC.
(Registrant)

Date: May 14, 2010	By:	/s/ Yang Yong Shan
Yang Yong Shan
Chairman, Chief Executive Officer and President